SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 23, 2003
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873
                             ----------------------

                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)


            Michigan                                38-0819050
    (State of incorporation)              (IRS employer identification number)


          901 44th Street,
      Grand Rapids, Michigan                          49508
(Address of principal executive offices)            (Zip Code)


                                 (616) 247-2710
                         (Registrant's telephone number)

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ITEM 5.         Other Events

Steelcase Inc. currently has long-term debt ratings of BBB from Standard & Poor's and Baa3 from Moody's Investors Service.














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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     STEELCASE INC.

Date: April 23, 2003

                                            /S/ JAMES P. KEANE
                                            -----------------------------------
                                                James P. Keane
                                                Senior Vice President
                                                and Chief Financial Officer
                                                (Duly Authorized Officer and
                                                Principal Financial Officer)



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